                                                                   Exhibit 10.14


                                 NEW RES, INC.

                             1997 STOCK OPTION PLAN

                            Adopted September 1997


         1.    PURPOSES OF THE PLAN.

         The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

         2.    DEFINITIONS.

         As used herein, the following definitions shall apply:

         (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

         (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         (c) "Beneficial Owner" means a "beneficial owner" as defined in Rule 13d-3 of the Exchange Act.

         (d)   "Board" means the Board of Directors of the Company.

         (e) "Change of Control" means the occurrence at any time after the effective time of the Mergers of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger (other than the Mergers) or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a Subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after the effective time of the Mergers, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors; provided, however, that a "Change of Control" shall not be deemed to have occurred as a result of the Mergers.

      (f)      "Code" means the Internal Revenue Code of 1986, as amended.

      (g) "Committee" means the Compensation Committee of the Board of Directors.

      (h) "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

      (i)      "Company" means New RES, Inc.

      (j) "Consultant" means (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

      (k) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of stockholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors of the Company within the meaning of clause (i) above at the time of such nomination, and (iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors of the Company by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors of the Company within the meaning of clause (i) or (ii) above at the time of such election.

      (l) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of

(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

      (m) "Director" means a member of the Board of Directors of the Company.

      (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

       (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

       (q) "Group" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

       (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

       (s) "Mergers" means the merger of a subsidiary of the Company with and into Telco Communications Group, Inc. and the merger of another subsidiary of the Company with and into EXCEL Communications, Inc.

       (t) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

       (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (v)     "Option" means a stock option granted pursuant to the Plan.

       (w) "Option Agreement" shall mean the written option agreement, substantially in the form attached hereto as Exhibit A (or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Optionee evidencing the grant of an Option.

       (x)     "Optioned Stock" means the Common Stock subject to an Option.

       (y) "Optionee" means an Employee or Consultant who receives an Option.

       (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (aa)    "Person" means an individual or entity.

       (bb)    "Plan" means this 1997 Stock Option Plan.

       (cc) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

       (dd) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

       (ee)    "Share" means a share of the Common Stock.

       (ff) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, including without limitation, in the case of the Company, EXCEL Communications, Inc. and Telco Communications Group, Inc.

       3.      ADMINISTRATION OF THE PLAN.

       (a) Plan Administration. The Plan at all times shall be administered by the Committee, which shall be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3 and
(ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

       (b) Powers of the Committee. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the authority in its discretion:

       (i)     to determine the Fair Market Value of the Common Stock;

       (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

       (iii) to determine whether and to what extent Options or any combination thereof are granted hereunder;

       (iv) to determine the number of Shares to be covered by each such award granted hereunder;

       (v)     to approve forms of agreement for use under the Plan;

       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine; and

       (vii) to construe and interpret the terms of the Plan and awards grant ed pursuant to the Plan.

       (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.     STOCK SUBJECT TO THE PLAN.

         The maximum aggregate number of Shares that may be subject to Options and sold under the Plan is 13,000,000 Shares and the maximum number of Shares that may be subject to Options granted to an individual Optionee under the Plan shall not exceed 2,000,000 (in each case subject to adjustment as provided in Section 8 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). The preceding sentence shall apply only for purposes of determining the aggregate number of Shares that may be subject to Options but shall not apply for purposes of determining the maximum number of Shares subject to Options that may be granted to any individual Optionee under the Plan. However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         5.      ELIGIBILITY.

         (a) Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6.      OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

         (i)     In the case of an Incentive Stock Option

                          (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

                          (B) granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

         (ii) In the case of a Nonqualified Stock Option granted to a Person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of the grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 11, (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Optionee of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         7.      EXERCISE OF OPTION.

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

         An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         Subject to Section 14, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 hereof.

         (b) Termination of Employment or Consulting Relationship. Subject to paragraph (c) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's Continuous Status as an Employee or Consultant shall not be terminated in the event of Optionee's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of an Optionee's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock

Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such change of status.

         (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

         8.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible or exchangeable into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of an earlier date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Merger or Asset Sale. Subject to Section 8(d), in the event of the merger of the Company into, or the consolidation of the Company with, another corporation in which the stockholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or an Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option (provided it has not already terminated) as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, consolidation or sale of assets, the option substituted for such Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger, consolidation or sale of assets, the per Share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent (if any), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per Share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

            (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant Options which provide for the acceleration of the vesting of Shares subject to the Option upon a Change of Control. Such provisions shall be set forth in the Option Agreement.

         (e) Further Adjustments. In the event of any change of a type described in paragraphs (a) or (c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any one Employee and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive and binding on the Optionee; provided, however, that (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

         (f) No Limitation on Right to Merge, Etc. The grant of Options pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         9.    TERM OF PLAN.

         The Plan shall become effective upon the earlier to occur of its adoption by the Committee or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         10.   TERM OF OPTIONS.

         The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

         11.   NON-TRANSFERABILITY OF OPTIONS.

         An Incentive Stock Option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Person to whom the Incentive Stock Option is granted only by such Person. A Nonqualified Stock Option shall not be transferrable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Person to whom the Option is granted only by such Person or any transferee pursuant to a QDRO.

         12.   TIME OF GRANTING OPTIONS.

         The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13.   AMENDMENT AND TERMINATION OF THE PLAN.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the maximum number of Shares which may be subject to Options under the Plan or the maximum number of Shares subject to Options that may be granted to any individual Optionee under the Plan, (ii) modify the requirements as to eligibility for Options under the Plan or (iii) materially increase the benefits to Optionees under the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code or Section 162(m) of the Code (or any other Applicable Law, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

         14.   CONDITIONS UPON ISSUANCE OF SHARES.

         Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         The Company may require any Optionee, or any Person to whom an Option is transferred under Section 11, as a condition of exercising any such Option,
(i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such Person is acquiring the Shares subject to the Option for such Person's own account and not with any present intention of selling or otherwise distributing such Shares; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop- transfer orders against the transfer of the Shares issued upon the exercise of an Option.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15.   RESERVATION OF SHARES.

         The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16.   AGREEMENTS.

         Options shall be evidenced by Option Agreements in such form as the Committee shall approve from time to time.

         17.   STOCKHOLDER APPROVAL.

         Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

         18.   USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

         19.   MISCELLANEOUS.

         (a) Acceleration of Vesting. The Committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest, notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

         (b) Rule 16b-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (c) Grants Exceeding Allotted Shares. If the number of shares of Optioned Stock exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

         (d) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Optionees required by any provisions of the Plan shall be addressed to the Optionee at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

         (e) Savings Clause. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

         (f) Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of laws rules.

                                                                       EXHIBIT A

                                 NEW RES, INC.
                             1997 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         I.               NOTICE OF STOCK OPTION GRANT

[Optionee's name and address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and the Plan, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

         Grant Number                              __________________________
         Date of Grant                             __________________________
         Vesting Commencement Date                 __________________________
         Exercise Price per Share                  $_________________________
         Total Number of Shares Granted            __________________________
         Total Exercise Price                      $_________________________
         Type of Option:                           ___ Incentive Stock Option
                                                   ___ Nonqualified Stock Option
         Term/Expiration Date:                     __________________________
         (No more than 10 years from date
         of grant, 5 years for certain grants)

Vesting Schedule

         This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein or in the Plan, this Option shall be exercisable in the following cumulative installments:

[NOTE: TO BE COMPLETED UPON GRANT OF OPTIONS]

Termination Period

         You may exercise this Option for three months (or such shorter period provided for elsewhere herein) after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in the Plan. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above. Notwithstanding the foregoing, in the event the Company terminates your employment for Cause (as defined below), this Option will terminate on the date of the termination of your employment and will not be exercisable thereafter. For purposes of this Agreement, "Cause" means the occurrence of any of the following events or reasons:

         (a) Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

         (b) Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

         (c) Optionee's using for his or her own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

         (d) Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available); or

         (e) the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time.

         II.              AGREEMENT

         1. Grant of Option. New RES, Inc. (the "Company") hereby grants to the Optionee named in Section I hereof (the "Optionee") an option (the"Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in Section I hereof, at the exercise price per share set forth in Section I hereof (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in Section I hereof as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         2.               Exercise of Option.

         (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section I hereof and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

         (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

         The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Method of Payment. The purchase price of Optioned Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

         4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

         5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         6. Term of Option. This Option may be exercised only within the term set out in Section I hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Sections 5 and 6 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

         7. Tax Consequences. The grant and/or exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

         8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

         9. Warranties, Representations and Covenants. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY

THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

                                       NEW RES, INC.

                                       By:
                                          ------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------

                                       OPTIONEE:



                                       ---------------------------------
                                       Signature


                                       ---------------------------------
                                       Print Name


                                       ---------------------------------
                                       Residence Address


                                       ---------------------------------
                                       Area Code/Telephone Number

                                   EXHIBIT A

                                 NEW RES, INC.

                             1997 STOCK OPTION PLAN

                                EXERCISE NOTICE

New RES, Inc.
8750 North Central Expressway, 20th Floor
Dallas, Texas  75231

Attention:  Secretary

         1. Exercise of Option. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of New RES, Inc. (the "Company") under and pursuant to the 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as specified in the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares of
__________________________________________________________
_________________________________________________________________.  THE USE OF
SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Stockholder. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 8 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6.     Entire Agreement; Governing Law.  The Plan and Option
Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Agreement may not be amended except by means of a writing signed by the Company and Purchaser. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                          Accepted by:

PURCHASER:                             NEW RES, INC.

                                       By:
---------------------------------         ---------------------------------
Signature


                                       Its:
---------------------------------          ---------------------------------
Print Name
Address:                               Address:

---------------------------------      8750 North Central Expressway, 20th Floor
                                       Dallas, Texas  75231
---------------------------------